UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013

TRAC Intermodal LLC (Exact name of registrant as specified in its charter)	TRAC Intermodal Corp. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Delaware (State or other jurisdiction of incorporation or organization)

551112 (Primary Standard Industrial Classification Code Number)	551112 (Primary Standard Industrial Classification Code Number)

46-0648957 (I.R.S. Employer Identification No.)	46-0629951 (I.R.S. Employer Identification No.)

211 College Road East Princeton, New Jersey 08540 (609) 452-8900 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)	211 College Road East Princeton, New Jersey 08540 (609) 452-8900 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On June 6, 2013, TRAC Intermodal LLC and TRAC Intermodal Corp. (together, the “Company”) issued a press release announcing the commencement of an exchange offer by the Company for all of the Company’s outstanding 11.0% Senior Secured Notes due 2019, which are not registered under the Securities Act of 1933, as amended (the “Act”), for an equal principal amount of the Company’s 11.0% Senior Secured Notes due 2019, which have been registered under the Act.  The exchange offer will commence on June 6, 2013 and expire at 11:59 p.m., New York City time, on July 5, 2013.

A copy of the Company’s press release announcing the commencement of the exchange offer is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d)          Exhibits

Exhibit
Number	Description
99.1	Press Release of the Company, dated June 6, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAC Intermodal LLC

Dated: June 6, 2013	By:	/s/ Gregg Carpene
Name: Gregg Carpene
Title: General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of the Company, dated June 6, 2013.

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